Exhibit 10.9

EXECUTION COPY

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is made and entered into as of March 9, 2010, by and among SUBURBAN PROPANE, L.P., a Delaware limited partnership (the “Borrower”), SUBURBAN PROPANE PARTNERS, L.P., a Delaware limited partnership (the “Parent”), EACH LENDER SIGNATORY HERETO, and BANK OF AMERICA, N.A., as the administrative agent for the Lenders (in such capacity, the “Administrative Agent”), Swing Line Lender, L/C Issuer and a Lender. Reference is made to the Credit Agreement dated as of June 26, 2009 among the Borrower, the Parent, the Administrative Agent, the Swing Line Lender, the L/C Issuers and the Lenders (the “Credit Agreement”; capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement). In consideration of the mutual covenants and the fulfillment of the conditions set forth herein, the parties hereby agree as follows:

1. Amendments to Credit Agreement Section 7.09(a) (Burdensome Agreements). Effective as of the First Amendment Effective Date:

(a) Section 7.09(a) of the Credit Agreement is hereby amended by inserting after the phrase “or the Parent Note Indenture as in effect on the date hereof” the following: “or any indenture or other agreement executed in connection with Parent Refinancing Notes or any other unsecured Indebtedness and containing provisions governing the matters described in this Section 7.09(a) that are, taken as a whole, either substantially similar to, or not materially more restrictive than, those contained in the Parent Note Indenture as in effect on the date hereof”.

(b) Section 7.09(b) of the Credit Agreement is hereby amended to read as follows: “Enter into any amendment or other agreement in respect of Indebtedness (other than in respect of Parent Refinancing Notes) which contains covenants materially more restrictive, taken as a whole, than the provisions of Article VI and Article VII and, in the case of an agreement in respect of Parent Refinancing Notes, contains covenants materially more restrictive, taken as a whole, than the covenants contained in the Parent Note Indenture as in effect on the date hereof”.

2. Full Force and Effect of Agreement; Representations and Warranties. Except as hereby specifically amended, the Credit Agreement and the other Loan Documents shall remain in full force and effect according to their respective terms. The Borrower and the Parent confirm that the Liens held by the Administrative Agent for the benefit of the Lenders as security for payment of the Obligations remain in full force and effect and are unimpaired by this Amendment, and certify that prior to and after giving effect to this Amendment, no Default or Event of Default exists.

3. Conditions to Effectiveness. This Amendment shall be effective on the date (the “First Amendment Effective Date”) upon which the Administrative Agent shall have received counterparts of this Amendment executed by the Borrower, the Guarantors and the Required Lenders.

4. Counterparts; Governing Law. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by telecopy or in electronic form shall be effective as the delivery of a manually executed counterpart. This Amendment shall in all respects be governed by, and construed in accordance with, the laws of the State of New York.

[Remainder of Page Intentionally Left Blank. Signature Pages Follow.]

FIRST AMENDMENT TO CREDIT AGREEMENT

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the day and year first above written.

BORROWER:

SUBURBAN PROPANE, L.P.

By:	/s/ Michael A. Stivala
Name: Michael A. Stivala
Title: Chief Financial Officer

PARENT:

SUBURBAN PROPANE PARTNERS, L.P.

By:	/s/ Michael A. Stivala
Name: Michael A. Stivala
Title: Chief Financial Officer

CONSENT OF GUARANTORS

By signing below, each Guarantor consents to this Amendment, acknowledges and agrees that its obligations in respect of the Guaranty and other Loan Documents to which it is a party are not impaired by this Amendment, and confirm that the Liens held by the Administrative Agent for the benefit of the Lenders as security for payment of the Obligations remain in full force and effect and are unimpaired by this Amendment.

GUARANTORS:

SUBURBAN LP HOLDING, INC., a Delaware corporation
SUBURBAN LP HOLDING, LLC, a Delaware limited liability company
SUBURBAN SALES & SERVICE, INC., a Delaware corporation
GAS CONNECTION, LLC, an Oregon limited liability company
SUBURBAN FRANCHISING, LLC, a Nevada limited liability company
SUBURBAN PLUMBING NEW JERSEY LLC, a Delaware limited liability company
SUBURBAN HEATING OIL PARTNERS, LLC, a Delaware limited liability company
AGWAY ENERGY SERVICES, LLC, a Delaware limited liability company
SUBURBAN ENERGY FINANCE CORP., a Delaware corporation

SIGNATURE PAGE TO

FIRST AMENDMENT TO CREDIT AGREEMENT

SUBURBAN ENERGY SERVICES GROUP LLC, a Delaware limited liability company

By:	/s/ Michael A. Stivala
Name: Michael A. Stivala
Title: Chief Financial Officer

SIGNATURE PAGE TO

FIRST AMENDMENT TO CREDIT AGREEMENT

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Aamir Saleem
Name: Aamir Saleem
Title: Vice President

BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender

By:	/s/ Christen A. Lacey
Name: Christen A. Lacey
Title: Senior Vice President

SIGNATURE PAGE TO

FIRST AMENDMENT TO CREDIT AGREEMENT

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ J. Alan Alexander
Name: J. Alan Alexander
Title: Senior Vice President

SIGNATURE PAGE TO

FIRST AMENDMENT TO CREDIT AGREEMENT

CAPITAL ONE, N.A., as a Lender

By:	/s/ Allison Sardo
Name: Allison Sardo
Title: Senior Vice President

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FIRST AMENDMENT TO CREDIT AGREEMENT

RBS CITIZENS, N.A., as a Lender

By:	/s/ Barrett D. Bencivenga
Name: Barrett D. Bencivenga
Title: Senior Vice President

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FIRST AMENDMENT TO CREDIT AGREEMENT

HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender

By:
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FIRST AMENDMENT TO CREDIT AGREEMENT

TORONTO DOMINION (NEW YORK) LLC, as a Lender

By:
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FIRST AMENDMENT TO CREDIT AGREEMENT

SOVEREIGN BANK, as a Lender

By:	/s/ Ronald Andersen
Name: Ronald Andersen
Title: Vice President

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FIRST AMENDMENT TO CREDIT AGREEMENT

CRÉDIT INDUSTRIEL ET COMMERCIAL, as a Lender

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FIRST AMENDMENT TO CREDIT AGREEMENT

ISRAEL DISCOUNT BANK OF NEW YORK, as a Lender

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FIRST AMENDMENT TO CREDIT AGREEMENT

JPMORGAN CHASE BANK, N.A., as a Lender

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FIRST AMENDMENT TO CREDIT AGREEMENT

RAYMOND JAMES BANK, FSB, as a Lender

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FIRST AMENDMENT TO CREDIT AGREEMENT

CITIBANK, N.A., as a Lender

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FIRST AMENDMENT TO CREDIT AGREEMENT

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Andrew Caditz
Name: Andrew Caditz
Title: Authorized Signatory

SIGNATURE PAGE TO

FIRST AMENDMENT TO CREDIT AGREEMENT